UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 3, 2019
Date of Report (Date of earliest event reported)

PICO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par Value $0.001	PICO	Nasdaq Stock Market, LLC

3480 GS Richards Blvd, Suite 101, Carson City, NV 89703

(Address of principal executive offices) (Zip code)

Registrant’s Telephone Number, Including Area Code:  (858) 456-6022

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

PICO Holdings, Inc. (the “Company”) issued a press release on May 3, 2019 announcing its financial results for the fiscal quarter ended March 31, 2019. The press release is attached as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Item 2.02 and the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 and the attached Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure

On May 3, 2019, the Company will make a presentation to its shareholders immediately following the Company’s Annual Meeting of Shareholders. A copy of the Company’s scheduled presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 and the attached Exhibit 99.2 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and the attached Exhibit 99.2 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release of PICO Holdings, Inc. dated May 3, 2019 (financial results for the fiscal quarter ended March 31, 2019).
99.2	Corporate Presentation of PICO Holdings, Inc dated May 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2019

PICO HOLDINGS, INC.

By: /s/ John T. Perri

John T. Perri
Chief Financial Officer

3